UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 10, 2005
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                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-9390                 95-2698708
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 (State or other jurisdiction     (Commission            (I.R.S. Employer
      of incorporation)            File Number)       Identification Number)


   9330 BALBOA AVENUE, SAN DIEGO, CA                      92123
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(Address of principal executive offices)                (Zip Code)


                                 (858) 571-2121
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              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On August 10, 2005, Jack in the Box Inc. issued a press release furnished as Exhibit 99.1, announcing the company's third-quarter results and fourth-quarter guidance and updating its fiscal 2005 forecast.

     In the press release announcing third-quarter operating results, the company provides both earnings per diluted share determined in accordance with generally accepted accounting principles (GAAP) and earnings per diluted share excluding both (i) a fiscal 2004 charge related to refinancing, which was recorded in interest expense and (ii) the effect of the 53rd week of fiscal year 2004. This non-GAAP financial measure is used by management to evaluate financial and operating performance. Management does not consider the refinancing charge to be directly related to operating results for the period. Not all fiscal years have 53 weeks. Use of this non-GAAP measure also facilitates comparisons between current and prior period financial results and to the results of the company's competitors. This financial measure is also comparable to forecasts made by securities analysts and others, which generally exclude special items, as they are difficult to predict in advance. Non-GAAP measures are not intended to be a substitute for net earnings determined in accordance with GAAP.

     Jack in the Box Inc. will conduct a conference call on August 10, 2005, at 8:30 a.m. PDT to review Jack in the Box Inc. third-quarter results and guidance for the fourth quarter and fiscal 2005. Investors can hear this conference call live by visiting the Jack in the Box Inc. home page at www.jackinthebox.com. Access the Jack in the Box Inc. home page at least 15 minutes prior to the call in order to download and install any necessary audio software. For a limited time, investors can hear replays of the conference call by visiting www.jackinthebox.com and clicking on the conference call link.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS
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(C)  EXHIBITS
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The following exhibits are furnished with this Report:

           Exhibit No.                     Description

              99.1                         Press Release of Jack in the Box Inc.
                                           dated August 10, 2005.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             JACK IN THE BOX INC.


                                             By:   /s/ JERRY P. REBEL
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                                                   Jerry P. Rebel
                                                   Senior Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)

                                                   Date: August 10, 2005